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                                    EXHIBIT 4

                   Names, Addresses and Principal Occupations
                                       of
                        Executive Officers, Directors and
                           Controlling Persons of the
                                Reporting Persons



NAMES AND ADDRESSES                                                                  PRINCIPAL OCCUPATION
-------------------                                                                  --------------------

I.  INTERNATIONAL SPEEDWAY CORPORATION

         William C. France                                              Chairman of the Board and Chief Executive
         International Speedway Corporation                             Officer of ISC
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         James C. France                                                President and Chief Operating Officer of ISC
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         Lesa D. Kennedy                                                Executive Vice President of ISC
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         H. Lee Combs                                                   Senior Vice President--Operations of ISC
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         Robert E. Smith                                                Vice President--Administration of ISC
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         Susan G. Schandel                                              Treasurer and Chief Financial Officer of ISC
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         Gregory J. Sullivan                                            Vice President-Marketing of ISC
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         John E. Graham, Jr.                                            Vice President of ISC and President of Daytona
         International Speedway Corporation                             International Speedway
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114


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NAMES AND ADDRESSES                                                                  PRINCIPAL OCCUPATION
-------------------                                                                  --------------------

         W. Grant Lynch, Jr.                                            Vice President of ISC and President of Talledega
         International Speedway Corporation                             Superspeedway
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         James H. Hunter                                                Vice President of ISC and President of
         International Speedway Corporation                             Darlington Raceway
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         J. Hyatt Brown                                                 President and Chief Executive Officer of Poe &
         International Speedway Corporation                             Brown, Inc.
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         John R. Cooper                                                 Consultant
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         Robert W. Emerick                                              Retired
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         Brian Z. France                                                NASCAR's Vice President of Marketing and
         International Speedway Corporation                             Corporate Communications
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         Christy F. Harris                                              Attorney at Harris, Midyette & Geary, P.A.
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         Raymond K. Mason, Jr.                                          Chairman and President of American Banks of
         International Speedway Corporation                             Florida, Inc.
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         Lloyd E. Reuss                                                 Retired
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         Chapman Root, II                                                President of the Root Company
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114


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NAMES AND ADDRESSES                                                                  PRINCIPAL OCCUPATION
-------------------                                                                  --------------------

         Thomas W. Staed                                                President of Oceans Eleven Resorts, Inc.
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

         James H. Foster                                                Retired
         International Speedway Corporation
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

II.  MIDWEST FACILITY INVESTMENTS, INC.

         H. Lee Combs                                                    President and Director of Midwest and Senior
         International Speedway Corporation                              Vice President--Operations of ISC
         1801 West International Speedway Boulevard
         Daytona Beach, Florida 32114

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                                                        * * * * *


         For additional information with respect to the France Family Group and the members thereof, see that certain Schedule 13G Statement filed with respect to the France Family Group's beneficial ownership of ISC Common Stock, dated as of February 14, 1997 and filed with the Securities and Exchange Commission on or about February 18, 1997. The members of the France Family Group that are not natural persons are entities controlled by one or more of the other members of the France Family Group.